SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2012

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, New Jersey 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On August 6, 2012, Knight Capital Group, Inc. (the “Company”) filed a current report on Form 8-K to report that it had entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and among the Company and Jefferies & Company, Inc. (“Jefferies”), Jefferies High Yield Trading, LLC, Blackstone Capital Partners VI L.P. (“Blackstone”), Blackstone Family Investment Partnership VI ESC L.P., Blackstone Family Investment Partnership VI L.P., GETCO Strategic Investments, LLC (“GETCO”), TD Ameritrade Holding Corporation, Stephens Investments Holdings LLC and Stifel Financial Corp. (collectively, the “Investors”).  This amendment is being filed to clarify the second paragraph of that report:

In connection with the Investments and in accordance with the terms of the Purchase Agreement, the Company agreed to appoint three new members to the Company’s board of directors (the “Board”) within one month following the Closing Date, including an individual selected by Blackstone, an individual selected by GA-GTCO, LLC (“General Atlantic”), which is an investor in the parent holding company of GETCO, and an individual proposed by the Board and acceptable to Jefferies. Each of Blackstone and General Atlantic will be entitled to select such members of the Board, and Jefferies will be entitled to approve the individual proposed by the Board, for so long as each such entity (and in the case of General Atlantic, GSI) holds at least 25% of the Preferred Stock purchased by such entity pursuant to the Purchase Agreement.

Item 8.01.       Other Events.

On August 7, 2012, the Company filed a prospectus supplement (the “Prospectus Supplement”) to its shelf registration statement on Form S-3 (File No. 333-183079) filed with the Securities and Exchange Commission on August 6, 2012.  In accordance with the Registration Rights Agreement entered into among the Company and the parties identified as the Investors therein and any parties identified on any joinder agreement thereto, dated as of August 6, 2012, the Company filed the Prospectus Supplement for the purpose of registering (A) 400,000 shares of Series A-1 Cumulative Perpetual Convertible Preferred Stock, par value $0.01 per share (the “Series A-1 Preferred Stock”), (ii) 320,400 shares of Series A-2 Non-Voting Cumulative Perpetual Convertible Preferred Stock, par value $0.01 per share (the “Series A-2 Preferred Stock”), and (iii) 266,666,800 shares of the Company’s common stock, par value $0.01 per share (together with the Series A-1 Preferred Stock and the Series A-2 Preferred Stock, the “Shares”), that may be offered or sold by the selling stockholders identified in the Prospectus Supplement.

The opinion of Wachtell, Lipton, Rosen & Katz relating to the validity of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
5.1	Opinion of Wachtell, Lipton, Rosen & Katz
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included as Exhibit 5.1)

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

KNIGHT CAPITAL GROUP, INC.

Date: August 7, 2012	By: /s/ Andrew M. Greenstein
Andrew M. Greenstein
Managing Director, Deputy General
Counsel and Assistant Secretary

Exhibit Index

Exhibit Number	Description
5.1	Opinion of Wachtell, Lipton, Rosen & Katz
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included as Exhibit 5.1)